Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-2
P & S Agreement Date:              Nov 1, 1995
Original Settlement Date:           Nov 21, 1995
Series Number of Class A-1 Certificates:     441919AG2
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $637,660,000

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Servicer Certificate (Page 1 of 3)

Distribution Date:                               05/20/96

Investor Certificateholder Floating Allocation Percentage                  98.00%
Investor Certificateholder Fixed Allocation Percentage                     98.00%

Aggregate Amount of  Collections                                   23,516,089.26
     Aggregate Amount of  Interest Collections                      7,078,901.59
     Aggregate Amount of  Principal Collections                    16,437,187.67

                                                                    6,937,238.61
Class A Principal Collections                                      14,510,050.98
Seller Interest Collections                                           141,662.98
Seller Principal Collections                                        1,927,136.69

Weighted Average Loan Rate                                                 13.95%
Net Loan Rate                                                              12.95%

Class A-1 Certificate Rate                                                5.6953%
Maximum Investor Certificate Rate                                        12.9500%
Class A-1 Certificate Interest Distributed                          2,807,065.59
Class A-1 Investor Certificate Interest Shortfall before Draw               0.00
Unpaid Class A-1 Certificate Interest Shortfall Received                    0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining                   0.00
Unpaid Class A-1 Carryover Interest Amount                                  0.00









Maximum Principal Dist. Amount (MPDA)                              16,108,246.67
Alternative Principal Dist. Amount (APDA)                          14,510,050.98
Rapid Amortization Period? (Y=1, N=0)                                       0.00
Scheduled Principal  Distribution Amount (SPDA)                    14,510,050.98

Principal  allocable to Class A-1                                  14,510,050.98

SPDA deposited to Funding Account                                  14,510,050.98

Accelerated Principal Distribution Amount                                   0.00

APDA allocable to Class A-1                                                 0.00


Reimbursement to Credit Enhancer                                            0.00

Spread Trigger hit?                                               No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount                  329,667.51


Cumulative Investor Liquidation Loss Amount                           329,667.51

Total Principal allocable to A-1                                   14,839,718.49


Beginning Class A-1 Certificate Principal Balance                 633,694,098.19

Ending Class A-1 Certificate Principal Balance                    618,854,379.70




Pool Factor (PF)                                                       0.9705084

Servicer Certificate (Page 2 of  3)

Distribution Date:                                                      05/20/96

Retransfer Deposit Amount                                                   0.00
Servicing Fees Distributed                                            487,411.31
Beg. Accrued and Unpaid Inv. Servicing Fees                                 0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                               0.00
End. Accrued and Unpaid Inv. Servicing Fees                                 0.00

Aggregate Investor Liquidation Loss Amount                            329,667.51
Investor Loss Reduction Amount                                              0.00

Beginning Pool Balance                                            597,900,488.01
Ending Pool Balance                                               583,053,538.19
Beginning Invested Amount                                         636,947,467.19
Ending Invested Amount                                            622,107,748.70
Beginning Seller Principal Balance                                 13,006,918.82
Ending Seller Principal Balance                                    12,999,687.49
Additional Balances                                                 1,927,136.69

Beginning Funding Account Balance                                  52,053,898.00
Ending Funding Account Balance                                     52,053,898.00
Ending Funding Account Balance % (before any purchase of Subsequen         10.23%
Ending Funding Account Balance % (after purchase of Subsequent Loa          8.00%
Principal Balance of Subsequent Funding Loans Purchased in Period           0.00
Principal Collections to purchase Additional Balances and/or paid           0.00

Beginning  Pre-Funding Account Balance                                      0.00
Ending Pre-Funding Account Balance                                          0.00
Pre-Funding Earnings                                                        0.00

Beginning Capitalized Interest Account                                      0.00
Capital Interest Requirement (Transferred to Collection Account)            0.00
Ending Capitalized Interest Account                                         0.00

Beginning Spread Account Balance                                    6,506,737.00
Ending Spread Account Balance                                       6,506,737.00

Beginning Seller Interest                                                 2.1754%
Ending Seller's Interest                                                  2.2296%

Delinquency & REO Status
   Delinquent 60-89 days
     No. of Accounts                                                         162
     Trust Balance                                                  7,209,441.96
   Delinquent 90+ days
     No. of Accounts                                                         175
     Trust Balance                                                  7,264,959.23
   REO
     No. of Accounts                                                           2
     Trust Balance                                                     94,952.99

Rapid Amortization Event ?                                        No
   Failure to make payment within 5 Business Days of Required DateNo Failure to perform covenant relating to Trust's Security IntereNo Failure to perform other covenants as described in the AgreemenNo
   Breach of Representation or Warranty ?                         No
   Bankruptcy, Insolvency or Receivership relating to Seller ?    No
   Subject to Investment Company Act of 1940 Regulation ?         No
   Servicing Termination ?                                        No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the CNo

Servicer Certificate (Page 3 of  3)

Distribution Date:                                          05/20/96

Event of Default ?                                                No
   Failure by Servicer to make payment within 5 Bus. Days of RequiNo Failure by Servicer to perform covenant relating to Trust's SecNo Failure by Servicer to perform other covenants as described in No Bankruptcy, Insolvency or Receivership relating to Master ServiNo
   Trigger Event ?                                                No

Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)N/A
Premium Distributed to Credit Enhancer                                      0.00
Amount Distributed to Seller                                        2,068,799.67
Master Servicer Credit Facility Amount                                      0.00
Guaranteed Principal Distribution Amount                                    0.00
Credit Enhancement Draw Amount                                              0.00
Spread Account Draw Amount                                                  0.00
Capitalized Interest Account Draw                                           0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))                         0.00
Amount paid to Trustee                                                      0.00
Cumulative Draw under Policy                                                0.00
Net Yield                                                                   6.58%


Total  Available Funds
     Aggregate Amount of Collections                               23,516,089.26
     Deposit for principal not used to purchase subsequent loans            0.00
     Interest Earnings on the Pre-Funding Account                           0.00
     Deposit from Capitalized Interest Account                              0.00
     Total                                                         23,516,089.26


Application of Available Funds
     Servicing Fee                                                    487,411.31
     Prinicpal and Interest to Class A-1                           17,646,784.08

     Seller's portion of Principal and Interest                     2,068,799.67
     Funds deposited into Funding Account (Net)                             0.00
     Funds deposited into Spread  Account                                   0.00
     Excess funds released to Seller                                3,313,094.20
     Total                                                         23,516,089.26


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

Attached as Exhibit A hereto is a list of all Mortgage Loans with respect to which the Trust Balances have been paid in full and all amounts received in connections with the payment of such Trust Balances which are required to be deposited in the Certificate Account or credited to the Mortgage Loan Payment Record pursuant to Section 3.02 of the Agreement have been so deposited.




A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:                           05/20/96

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage                 97.9988%
Class A Certificateholder Fixed Allocation Percentage                    97.9988%

Beginning Class A-1 Certificate Balance                           633,694,098.19


Class A-1 Certificate Rate                                              5.695310%

Class A-1 Certificate Interest Distributed                              4.402135

Class A-1 Certificate Interest Shortfall Distributed                    0.000000

Remaining Unpaid Class A-1 Certificate Interest Shortfall               0.000000


Rapid Amortization Event ?                                        No
Class A-1 Certificate Principal Distributed                            23.272149

   Maximum Principal Distribution Amount                               25.261498
   Scheduled Principal  Distribution Amount (SPDA)                     22.755153
   Accelerated Principal Distribution Amount                            0.000000
   Aggregate Investor Liquidation Loss Amount Distributed               0.516996

Total Amount Distributed to Certificateholders                         27.157288

Principal Collections deposited into Funding Account               14,510,050.98
Ending Funding Account Balance                                     52,053,898.00

Ending Class A-1 Certificate Balance                              618,854,379.70


Class A-1 Factor                                                       0.9705084

Pool Factor (PF)                                                       0.9705084

Unreimbursed Liquidation Loss Amount                                          $0
Accrued Interest on Unreimbursed Liquidation Loss Amount                      $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount             $0

Class A Servicing Fee                                                 487,411.31

Beginning Invested Amount                                         636,947,467.19
Ending Invested Amount                                            622,107,748.70
Beginning Pool Balance                                            597,900,488.01
Ending Pool Balance                                               583,053,538.19

Spread Account Draw Amount                                                  0.00
Credit Enhancement Draw Amount                                              0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:                       05/20/96

DELINQUENCY & REO STATUS

   Delinquent 60-89 days
     No. of Accounts                                                         162
     Trust Balance                                                  7,209,441.96

   Delinquent 90+ days
     No. of Accounts                                                         175
     Trust Balance                                                  7,264,959.23

   REO
     No. of Accounts                                                           2
     Trust Balance                                                     94,952.99

Aggregate Liquidation Loss Amount for Liquidated Loans                305,956.09

Class A-1 Certificate Rate for Next Distribution Date             To be updated


Amount of any Draws on the Policy                                           0.00

Subsequent Mortgage Loans
     No. of Accounts                                                        0.00
     Trust Balance                                                          0.00

Pre-Funded Amount (Ending)                                                  0.00

Subsequent Pre-Funding Mortgage Loans
     No. of Accounts                                                           0
     Trust Balance                                                          0.00

Capitalized Interest Account (Ending)                                       0.00

Earnings on the Pre-Funding Account                                         0.00

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